SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 2, 2007
MILESTONE SCIENTIFIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-26284	13-3545623

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07034
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code (973) 535-2717
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01:     Changes in Registrant’s Certifying Accountant.
     (a)     On October 2, 2007, Milestone Scientific, Inc. (the “Company”) dismissed Eisner LLP (“Eisner”) as its independent registered public accounting firm.
     The reports of Eisner on the Company’s financial statements for the years ended December 31, 2006 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.
     The decision to change accountants was approved by the Company’s Audit Committee.
     Through October 2, 2007 there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Eisner’s satisfaction, would have caused Eisner to make reference to the subject matter of the disagreement in connection with its report. The Company has not prepared financial statements for any period subsequent to June 30, 2007 and has not discussed with Eisner any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to such subsequent period.
     The Company provided Eisner with a copy of this Form 8-K prior to its filing and requested that Eisner furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Eisner agrees with the above statements. A copy of such letter, dated October 5, 2007, is attached hereto as Exhibit 16.1.
     (b)     On October 2, 2007, the Company engaged Holtz Rubenstein Reminick LLP (“HRR”) as its independent registered public accounting firm. During the years ended December 31, 2006 and December 31, 2005 and the subsequent interim period preceding the engagement of HRR, neither the Company, nor anyone on its behalf, has consulted HRR regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, which consultation resulted in the providing of written or oral advice concerning the same to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(v) of Regulation S-B).
Item 9.01:     Financial Statements and Exhibits.
     (d)     Exhibits:
16.1	Letter from Eisner LLP dated October 5, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE SCIENTIFIC INC.
By:	/s/ Leonard Osser
Leonard Osser
Chairman and Chief Executive Officer

Dated: October 5, 2007

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